AARP Investment Program
     from Scudder


                 Supplement to Prospectus dated February 1, 1997

     Trusts                           AARP Mutual Funds
     ------                           -----------------

     AARP Cash Investment Funds       AARP High Quality Money Fund

     AARP Income Trust                AARP GNMA and U.S. Treasury Fund
                                      AARP High Quality Bond Fund
                                      AARP Bond Fund for Income

     AARP Tax Free Income Trust       AARP High Quality Tax Free Money Fund
                                      AARP Insured Tax Free General Bond Fund

     AARP Growth Trust                AARP Balanced Stock and Bond Fund
                                      AARP Growth and Income Fund
                                      AARP U.S. Stock Index Fund
                                      AARP Global Growth Fund
                                      AARP Capital Growth Fund
                                      AARP International Stock Fund
                                      AARP Small Company Stock Fund

     AARP Managed Investment          AARP Diversified Income Portfolio
          Portfolios Trust            AARP Diversified Growth Portfolio


     AARP Diversified Income Portfolio

     On September 24, 1997, the Board of Trustees of the AARP Managed Investment Portfolios Trust approved the name change from AARP Diversified Income Portfolio to AARP Diversified Income with Growth Portfolio. In addition, the Board voted and approved a change to the dividend schedule for the Fund, from dividends paid monthly to dividends declared and distributed on a quarterly basis in April, July, October and January.
     Both changes will become effective on February 1, 1998.


     AARP High Quality Bond Fund

     On September 24, 1997, the Board of Trustees of the AARP Income Trust voted to change the AARP High Quality Bond Fund's investment objective and certain of its policies, as well as to change the Fund's name accordingly to AARP High Quality Short Term Bond Fund. These changes will become effective on February 1, 1998.

     The Fund's objective will be to produce a high level of current income and to reduce the size and frequency of loss to the Fund's portfolio compared to other short-term bond mutual funds. The Fund will pursue these objectives by investing primarily in high-quality short-term U.S. Government, corporate and other fixed-income securities. The Fund will be suitable for investors who want high current income with more price stability than investments in intermediate and long-term bonds.


December 1, 1997